Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-3 relating to the sale of the Corporation’s debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and

WHEREAS, each of the undersigned is an officer, director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John J. Stephens, Paul W. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Randall L. Stephenson	February 10, 2013
Randall L. Stephenson Chairman of the Board, Chief Executive Officer and President	Date

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-3 relating to the sale of the Corporation’s debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and

WHEREAS, each of the undersigned is an officer, director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Paul W. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Gilbert F. Amelio	February 4, 2013
Gilbert F. Amelio Director	Date

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-3 relating to the sale of the Corporation’s debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and

WHEREAS, each of the undersigned is an officer, director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Paul W. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Reuben V. Anderson	February 5, 2013
Reuben V. Anderson Director	Date

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-3 relating to the sale of the Corporation’s debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and

WHEREAS, each of the undersigned is an officer, director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Paul W. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ James H. Blanchard	February 6, 2013
James H. Blanchard Director	Date

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-3 relating to the sale of the Corporation’s debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and

WHEREAS, each of the undersigned is an officer, director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Paul W. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Jaime Chico Pardo	February 6, 2013
Jaime Chico Pardo Director	Date

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-3 relating to the sale of the Corporation’s debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and

WHEREAS, each of the undersigned is an officer, director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Paul W. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Scott T. Ford	February 5, 2013
Scott T. Ford Director	Date

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-3 relating to the sale of the Corporation’s debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and

WHEREAS, each of the undersigned is an officer, director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Paul W. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ James P. Kelly	February 8, 2013
James P. Kelly Director	Date

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-3 relating to the sale of the Corporation’s debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and

WHEREAS, each of the undersigned is an officer, director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Paul W. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Jon C. Madonna	February 4, 2013
Jon C. Madonna Director	Date

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-3 relating to the sale of the Corporation’s debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and

WHEREAS, each of the undersigned is an officer, director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Paul W. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Michael B. McCallister	February 12, 2013
Michael B. McCallister Director	Date

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-3 relating to the sale of the Corporation’s debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and

WHEREAS, each of the undersigned is an officer, director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Paul W. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ John B. McCoy	February 6, 2013
John B. McCoy Director	Date

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-3 relating to the sale of the Corporation’s debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and

WHEREAS, each of the undersigned is an officer, director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Paul W. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Joyce M. Roché	February 5, 2013
Joyce M. Roché Director	Date

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-3 relating to the sale of the Corporation’s debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and

WHEREAS, each of the undersigned is an officer, director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Paul W. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Matthew K. Rose	February 6, 2013
Matthew K. Rose Director	Date

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation,” proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-3 relating to the sale of the Corporation’s debt securities, common stock, preferred stock, and depositary shares representing preferred stock; and

WHEREAS, each of the undersigned is an officer, director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Paul W. Stephens, Jonathan P. Klug, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

/s/ Laura D’Andrea Tyson	February 7, 2013
Laura D’Andrea Tyson Director	Date